Exhibit 99.1

Execution Version

VOTING AND SUPPORT AGREEMENT

among

GRAHAM HOLDINGS COMPANY

and

CERTAIN STOCKHOLDERS OF LEAF GROUP LTD.

Dated as of

April 3, 2021

VOTING AND SUPPORT AGREEMENT dated as of April 3, 2021 (this “Agreement”), among Graham Holdings Company, a Delaware corporation (“Parent”), and each of the individuals listed on the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”).

Introduction

WHEREAS, each Stockholder is, as of the date hereof, the record and beneficial owner (for purposes of this Agreement, “beneficial owner” (including “beneficially own” and other correlative terms) shall have the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of the number of the shares of Company Common Stock (“Shares”), as set forth opposite the name of such Stockholder on Schedule I hereto;

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Pacifica Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Leaf Group Ltd., a Delaware corporation (the “Company”) are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement), which provides, among other things, for the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent upon the terms and subject to the conditions set forth therein; and

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, each of Parent and Merger Sub has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement with respect to the Subject Shares (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1
VOTING AGREEMENT

SECTION 1.01           Voting Agreement. (a) During the Agreement Period (as defined below), each Stockholder hereby agrees that, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of the Shares, however called (each, a “Stockholders Meeting”), and in connection with any written consent of the holders of the Shares, such Stockholder shall appear at such meeting or otherwise cause all of such Stockholder’s Subject Shares to be counted as present thereat for purposes of calculating a quorum and vote (or cause to be voted) or, if applicable, deliver (or caused to be delivered) a written consent with respect to all of such Stockholder’s Subject Shares, in each case, to the fullest extent that such Subject Shares are entitled to be voted at the time of any vote or action by written consent:

(i)         in favor of (A) the adoption of the Merger Agreement, the Merger and the approval of all agreements related to the Merger and any actions related thereto; and (B) without limitation of the preceding clause (A), the approval of any proposal to adjourn or postpone the Stockholders Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Stockholders Meeting is held; and

(ii)       against (A) any Acquisition Proposal or any Alternative Acquisition Agreement related to such Acquisition Proposal; (B) any election of new directors to the Company Board, other than nominees to the Company Board who are serving as directors of the Company on the date hereof or who are nominated for election by a majority of the Company Board, or as otherwise provided in the Merger Agreement; (C) any action, proposal, transaction or agreement that would reasonably be expected to result in a material breach of any covenant, representation or warranty of such Stockholder under this Agreement or of the Company under the Merger Agreement; (D) each of the following actions (other than the transactions contemplated by the Merger Agreement): (I) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries, (II) any sale, lease, license or other transfer of a material amount of the assets of the Company or any of its Subsidiaries, taken as a whole, and (III) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its Subsidiaries; and (E) any corporate action the consummation of which would reasonably be expected to prevent or materially impair or delay the consummation of the Merger prior to the End Date.

(b)          Subject to Section 3.02(b), each Stockholder shall retain at all times the right to vote or exercise such Stockholder’s right to consent with respect to such Stockholder’s Subject Shares in such Stockholder’s sole discretion and without any other limitation on those matters other than those set forth in Section 1.01(a) that are at any time or from time to time presented for consideration to the holders of the Shares generally.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

SECTION 2.01          Representations and Warranties of Stockholder. Each Stockholder, severally but not jointly as to any other Stockholder, represents and warrants to Parent as follows (it being understood that, except where expressly stated to be given or made as of the date hereof only, the representations and warranties contained in this Section 2.01 shall be made as of the date hereof and as of the date of each Stockholders Meeting):

(a)            Authorization. Such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery hereof by Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception. If such Stockholder is a married individual, and any of the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by such Stockholder’s spouse (including pursuant to Section 3.07) and, assuming the due authorization, execution and delivery hereof by Parent, is enforceable against such Stockholder’s spouse in accordance with its terms, subject to the Bankruptcy and Equity Exception. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

(b)          No Conflict. (i) Neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby, nor compliance by such Stockholder with any of the terms or provisions hereof, will (A)  assuming that each of the filings referred to in Section 2.01(b)(ii) are made, contravene, conflict with or result in any violation or breach of any provision of any applicable Law, (B) require any consent or other action by any Person under, constitute a breach or default, or an event that, with or without notice or lapse of time or both, would constitute a breach or default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which such Stockholder is entitled under any provision of any Contract binding on such Stockholder or (C) result in the creation or imposition of any Lien upon such Stockholder’s Subject Shares, other than, in the case of clauses (A) and (B), as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform his or her obligations under this Agreement.

(ii)      Except for (A) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal or any foreign securities Laws and the rules and requirements of the NYSE, and (B) actions or filings the failure of which to be made or obtained has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform his or her obligations under this Agreement, no consents or approvals of, or filings, declarations or registrations with, any Governmental Entity or any other Person are necessary for the execution, delivery or performance of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby.

(c)          Ownership of Subject Shares. As of the date hereof, such Stockholder (together with such Stockholder’s spouse if such Stockholder is married and the Subject Shares constitute community property under applicable Law) is, and (except with respect to any Subject Shares Transferred (as defined below) in accordance with Section 3.02) at all times during the Agreement Period will be, the record and beneficial owner of such Shares as set forth opposite the name of such Stockholder on Schedule I hereto (together with any Shares or other Company Securities that may become subject to this Agreement as provided in Section 3.04, including pursuant to any exercise of Company Options or vesting of any Company RSU Awards, the “Subject Shares”) free and clear of any Liens and with no restrictions on such Stockholder’s rights of voting or disposition pertaining thereto, except for any applicable restrictions on Transfer (as defined below) under the Securities Act. Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the Subject Shares set forth on Schedule I opposite the name of such Stockholder are the only Shares beneficially owned by such Stockholder on the date hereof. Other than as set forth on Schedule I, such Stockholder does not beneficially own any (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of or ownership interests in the Company, or (iii) warrants, calls, options or other rights to acquire from the Company, or other obligations of the Company to issue, any capital stock or other voting securities or ownership interests in or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities or ownership interests in the Company.

(d)           Proxy. Except for this Agreement, none of such Stockholder’s Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney, with respect to the voting of the Subject Shares on the date hereof. Such Stockholder further represents that any proxies heretofore given in respect of the Subject Shares, if any, are revocable.

(e)           Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Legal Proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder or any of his or her properties, assets or Affiliates (including such Stockholder’s Subject Shares) that could reasonably be expected to impair the ability of such Stockholder to perform his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(f)            Reliance. Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

(g)           Finder’s Fees. No agent, broker, investment banker, finder or other intermediary is or will be entitled to any fee or commission or reimbursement of expenses from Parent, Merger Sub or the Company or any of their respective Affiliates in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

SECTION 2.02           Representations and Warranties of Parent. Parent hereby represents and warrants, as of the date hereof and as of the date of each Stockholders Meeting, to the Stockholders as follows:

(a)           Organization. Parent has been duly organized, is validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of its jurisdiction of organization.

(b)           Authorization. Parent has the requisite authority, and has taken all action necessary, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and, assuming the due authorization, execution and delivery hereof by the Stockholders, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its respective terms, subject in each case to the Bankruptcy and Equity Exception.

ARTICLE 3
CERTAIN COVENANTS

SECTION 3.01           No Solicitation. Without limiting and subject to the provisions of Section 4.18, during the Agreement Period, each Stockholder agrees that he or she will not, directly or indirectly, take any action or omit to take any action that the Company is not permitted to take or omit to take pursuant to Section 5.2 of the Merger Agreement.

SECTION 3.02           No Proxies for or Liens on Subject Shares. (a) Except pursuant to the terms of this Agreement, including Section 3.02(b), during the Agreement Period, no Stockholder shall (nor permit any Person under such Stockholder’s control to), without the prior written consent of Parent, directly or indirectly, (i) grant any proxies, consents, powers of attorney, rights of first offer or refusal or enter into any voting trust or voting agreement or arrangement with respect to the voting of any Subject Shares, (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate, place in trust or otherwise dispose of (including by gift), whether voluntarily or by operation of Law, or limit his or her right, title or interest or right to vote in any manner with respect to (except, in each case, by will or under the laws of intestacy) any Subject Shares (any transaction described in this clause (ii), a “Transfer”), (iii) enter into any Contract with respect to the direct or indirect Transfer of any Subject Shares, or (iv) otherwise permit any Liens to be created on any Subject Shares. Any Transfer or attempted Transfer of Subject Shares or any interest therein in violation of this Section 3.02 shall be null and void. Each Stockholder further agrees to authorize and request the Company to notify the Company’s transfer agent that during the Agreement Period there is a stop transfer order with respect to all of such Stockholder’s Subject Shares and that this Agreement places limits on the voting and Transfer of such Subject Shares.

(b)          Notwithstanding anything in this Agreement, including Section 3.02(a) to the contrary, any Stockholder may Transfer Subject Shares (i) to any member of such Stockholder’s immediate family, (ii) to a trust for the sole benefit of such Stockholder or any member of such Stockholder’s immediate family (i.e., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild), (iii) upon the death of such Stockholder, (iv) by will, divorce decree, intestacy or other similar law, (v) to effect a cashless exercise for the primary purpose of paying the exercise price of Company Options or to cover Tax withholding obligations in connection with such exercise to the extent permitted by the instruments representing such Company Options, (vi) for the net settlement of Company RSU Awards settled in Subject Shares (to pay any Tax withholding obligations) or for receipt upon settlement of Company RSU Awards, and the sale of a sufficient number of such Subject Shares acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate Taxes payable by the Stockholder as a result of such settlement, and (vii) pursuant to a Rule 10b5-1 trading plan in effect as of the date hereof; provided that any such Transfer referred to in this Section 3.02(b) (other than in the case of clauses (v), (vi) and (vii)) shall be permitted only if the applicable transferee agrees in writing to be bound by the terms of this Agreement.

SECTION 3.03          Documentation and Information. Each Stockholder (a) consents to and authorizes the publication and disclosure by Parent or the Company of such Stockholder’s identity and holding of Subject Shares, the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement (including, for clarity, the disclosure of this Agreement) and any other information, in each case, that Parent or the Company reasonably determines is required to be disclosed by applicable Law in any press release, any schedules and documents filed by Parent or the Company with the SEC or any other disclosure document in connection with the transactions contemplated by the Merger Agreement, and (b) agrees promptly to give to Parent (or the Company, if so directed by Parent) any information related to such Stockholder that Parent or the Company may reasonably require for the preparation of any such disclosure documents. Each Stockholder agrees promptly to notify Parent of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect. Parent hereby consents to and authorizes each Stockholder to make such disclosure or filings to the extent required by the SEC or the NYSE.

SECTION 3.04          Additional Subject Shares. In the event that, during the Agreement Period, a Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Company Securities with voting rights, or any other voting interest with respect to the Company, such Company Securities and voting interests shall, without further action of the parties, be subject to the provisions of this Agreement, and the number of Subject Shares set forth on Schedule I opposite the name of such Stockholder will be deemed amended accordingly. During the Agreement Period, each Stockholder shall promptly notify Parent of any such event.

SECTION 3.05          Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of a stock split, reverse stock split, recapitalization, combination, reclassification, readjustment, exchange of shares or the like, the term “Subject Shares” shall be deemed to refer to and include such Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such Shares may be changed or exchanged.

SECTION 3.06          Waiver of Appraisal Rights and Actions. Each Stockholder hereby (a) irrevocably waives and agrees not to exercise any and all rights such Stockholder may have as to appraisal, dissent or any similar or related matter with respect to any of such Stockholder’s Subject Shares that may arise with respect to the Merger or any of the other transactions contemplated by the Merger Agreement and (b) agrees (i) not to commence or participate in, and (ii) to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (B) alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement or the other transactions contemplated thereby.

SECTION 3.07           Spousal Consent. If Stockholder is a married individual and any of the Subject Shares constitutes community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, such Stockholder shall deliver to Parent, concurrently herewith, a duly executed consent of such Stockholder’s spouse, in the form attached hereto as Exhibit A.

SECTION 3.08          Further Assurances. Parent and each Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws, in order to perform their respective obligations under this Agreement.

ARTICLE 4
MISCELLANEOUS

SECTION 4.01          Termination. This Agreement shall automatically terminate and become void and of no further force or effect on the earlier of (the period from the date hereof through such earlier time being referred to as the “Agreement Period”): (a) the Effective Time; (b) the termination of this Agreement by written notice from Parent to the Stockholders; (c) the termination of the Merger Agreement in accordance with its terms; and (d) with respect to a particular Stockholder, the termination of this Agreement by such Stockholder upon the entry by the Company without the prior written consent of such Stockholder into any amendment, waiver or modification of the Merger Agreement that results in (x) a change to the form of consideration to be paid thereunder or (y) a decrease in the Merger Consideration; provided that (i) this Section 4.01, Section 4.03, Section 4.04, Section 4.05, Section 4.06, Section 4.07, Section 4.08, Section 4.09, Section 4.10, Section 4.13, Section 4.16, Section 4.17 and Section 4.18 shall survive such termination, and (ii) upon termination of this Agreement, all obligations of the parties hereunder will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, further, that the termination of this Agreement shall not relieve any party from liability arising from fraud or any willful and intentional breach prior to such termination. For clarity, this Agreement shall not terminate upon a Change in Recommendation (pursuant to Section 5.2 of the Merger Agreement) unless the Merger Agreement is terminated in accordance with its terms.

SECTION 4.02          No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholders, and Parent shall have no authority to direct any Stockholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.

SECTION 4.03         Representations and Warranties. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement.

SECTION 4.04         Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt or otherwise on the next succeeding Business Day in the place of receipt:

if to Parent, to:

Graham Holdings Company
1300 North 17th Street
17th Floor
Arlington, VA 22209
Attention: Senior Vice President and General Counsel
E-mail: [omitted]

with a copy (which shall not constitute notice) to:

Covington & Burling LLP
One CityCenter
850 Tenth Street, NW
Washington, DC 20001-4956
Attention:	Paul V. Rogers
Jack S. Bodner
E-mail:	progers@cov.com
jbodner@cov.com

if to a Stockholder, to his or her address set forth on such Stockholder’s signature page hereto, with a copy (which shall not constitute notice) to:

Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention:	Joseph L. Johnson III
Andrew H. Goodman
E-mail:	jjohnson@goodwinlaw.com
agoodman@goodwinlaw.com

or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto pursuant to this Section 4.04.

SECTION 4.05         Amendment; Waiver. Any provision of this Agreement may be amended or waived during the Agreement Period if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver thereof; and no single or partial exercise thereof shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

SECTION 4.06         Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, whether or not the transactions are consummated.

SECTION 4.07          Binding Effect; Benefit; Assignment.

(a)           The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(b)           No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the express written consent of each other party hereto, except that Parent may transfer or assign its respective rights and obligations under this Agreement, in whole or from time to time in part, to one or more of its Affiliates at any time; provided that such transfer or assignment shall not relieve Parent of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent.

SECTION 4.08          Governing Law. This Agreement is made under, and shall be construed and enforced in accordance with, the Laws of the State of Delaware applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of Law that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

SECTION 4.09          Jurisdiction. Each of the parties hereto (a) consents to and submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware (the “Delaware Courts”) in any action or proceeding arising out of or relating to this Agreement or any of the Transactions, including for enforcement of any judgment, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined in any Delaware Court, (c) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Delaware Court and (d) shall not bring any action or proceeding arising out of or relating to this Agreement or any of the Transactions in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto. Each of the parties hereto irrevocably agrees that, subject to any available appeal rights, any decision or Order issued by any Delaware Court shall be binding and enforceable, and irrevocably agrees to abide by any such decision or Order. Without limiting the foregoing, each party agrees that service of process in English upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 4.04.

SECTION 4.10         WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 4.11          Counterparts; Effectiveness. This Agreement may be executed and delivered (including by electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

SECTION 4.12          Entire Agreement. This Agreement (including the Schedules hereto), together with the Merger Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties hereto with respect to the subject matter hereof and thereof.

SECTION 4.13          Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

SECTION 4.14          Specific Performance. The parties hereto agree that irreparable damage would occur and that the parties hereto would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, except as expressly provided in the following sentence. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts and, in any action for specific performance, each party waives the defense of adequacy of a remedy at Law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at Law or in equity.

SECTION 4.15          No Third Party Beneficiaries. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto (and their respective heirs, successors and permitted assigns) any rights, remedies, benefits, obligations, liabilities or claims hereunder.

SECTION 4.16          Construction. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. The word “or” is not exclusive. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References to any statute are to that statute and to the rules and regulations promulgated thereunder, in each case as amended from time to time. References to “$” and “dollars” are to the currency of the United States. References from or through any date shall mean, unless otherwise specified, from and including or through and including, respectively. All references to “days” shall be to calendar days unless otherwise indicated as a “Business Day.” Except as otherwise specifically indicated, for purposes of measuring the beginning and ending of time periods in this Agreement (including for purposes of “Business Day” and for hours in a day or Business Day), the time at which a thing, occurrence or event shall begin or end shall be deemed to occur in the time zone where such thing, occurrence or event shall take place.

SECTION 4.17          No Presumption. Each of the parties hereto agrees that he, she or it has had the opportunity to review this Agreement with counsel of his, her or its own choosing and, therefore, waives the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

SECTION 4.18          Obligations; Stockholder Capacity. The obligations of each Stockholder under this Agreement are several and not joint, and no Stockholder shall have any liability or obligation under this Agreement for any breach hereunder by any other Stockholder. Each Stockholder is signing and entering this Agreement solely in his or her capacity as the beneficial owner of such Stockholder’s Subject Shares, and not in such Stockholder’s capacity as a director or officer of the Company or any of the Company’s Subsidiaries, or in such Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust, if applicable. Subject to the terms of the Merger Agreement, nothing in this Agreement shall (or shall require any Stockholder to attempt to) limit or restrict a director or officer of the Company in the exercise of his or her fiduciary duties consistent with the terms of the Merger Agreement solely in his or her capacity as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent, or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

SECTION 4.19          No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract, agreement, arrangement or understanding between Parent and any Stockholder unless and until (a) the Merger Agreement is executed by all parties thereto, and (b) this Agreement is executed by Parent and such Stockholder.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has executed this Agreement or caused this Agreement to be executed on its behalf by its duly authorized officers, as applicable, as of the day and year first above written.

GRAHAM HOLDINGS COMPANY
a Delaware corporation

By:
Name:
Title:

[Signature page to Voting and Support Agreement]

[NAME OF STOCKHOLDER]

Address:

Attention:
Facsimile:
Email:

[Signature page to Voting and Support Agreement]

EXHIBIT A

CONSENT OF SPOUSE

In consideration of the execution of that certain Voting and Support Agreement, (the “Voting Agreement”), dated as of April 3, 2021, by and among Graham Holdings Company, a Delaware corporation (“Parent”), and each of the individuals listed on the signature pages thereto, including [•] (the “Stockholder”), I, the undersigned, spouse of the Stockholder, have been given a copy of, and have had an opportunity to review, the Voting Agreement and clearly understand the provisions contained therein.

I hereby approve the Voting Agreement and appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Voting Agreement. I agree to be bound by and accept the provisions of the Voting Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Subject Shares (as defined in the Voting Agreement) held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of the Voting Agreement.

(Signature)

Name:
(Please Print)

Dated: